Annual Shareholder Meeting May 18, 2022 NASDAQ: CNFR Fulfilling the Unique Needs of Specialty Insurance Markets as a Long-Term Partner Exhibit 99.1

Safe Harbor Statement This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1

2021 Highlights Top Line Growth in Both Commercial and Personal Lines GWP for 2021: $132M +18.6% over 2020 Achieving rate across core lines of business Emphasis for 2022 and beyond is on expanding market share in core profitable lines of business Personal Lines Growth in Profitable Programs GWP for 2021: $15M +75.2% over 2020 2021 Combined Ratio: 95.3% Strong performance in low-value dwelling product demonstrates consistent profitability, in alignment with Company targets Net Earned Premium Growth Drives Improved Expense & Loss Ratios Expense Ratio expected to remain below 40% moving forward Ongoing optimization of business mix yielded positive results in 2021 High premium retention (in the 90s) continued throughout 2021, supporting stable growth 2 Our Focus: High Retention/Rate + Low Volatility to Generate Consistent Return on Equity

Writing Specialty Commercial Lines Significant rate increases Infrastructure in place to handle anticipated growth Reducing exposure to underperforming markets (example: exiting select FL commercial lines) Expense management ongoing Focus on Small Commercial Business Rate contributed significantly to Q1 2022 premium growth Achieving appropriate scale Substantial decrease in number of open claims leads to more predictable loss-cost predictions in future periods Expense ratio 37.5% for Q1 2022 3 Highlights: 2021 & Q1 2022 3

Gross Written Premium for Full Year 2021: $132.1 Million, up 18.6% YoY Our Mix of Business 4

2021 Results Overview: Reflects Disciplined Growth Gross Written Premium – up 18.6% year over year Commercial Lines up 13.9% Personal Lines up 75.2% (small premium base) Maintaining solid business mix: 89% of total premiums in 2021 were from core commercial business 11% of premium from personal lines Personal Lines largely low value dwelling business (little to no wind exposure) Premium retention in the 90s High premium retention achieved overall for the full year Continued reduction in wind exposed business Less volatility experienced during wind season Tough wind year for the insurance industry – but not Conifer Q1 2022 Top Line Growth – up 8.5% over Q1 2021 GWP was $33.0M in Q1 2022 Commercial Lines GWP increased approximately 5.0% over Q1 2021 Personal Lines GWP increased 38.9% over Q1 2021, in historically profitable business lines Net Earned Premium increased to $24.0M in Q1 2022, compared to $22.8M in Q1 2021 Commercial Lines NEP was $20.5M for Q1 2022, largely unchanged from the same period in 2021 Personal Lines NEP was $3.4M for Q1 2022, a 61.2% increase over the same period in 2021 Gross Written Premium $111M $132M MILLIONS 5 $30M $33M +8.5% +18.6%

Commercial Lines Focus: Disciplined, Quality Underwriting 6 Focus on classes where we have deep underwriting knowledge and experience Partner with retail and select wholesale agencies and retain underwriting authority in-house: Underwriting teams have established strong relationships with retail and wholesale specialists in these lines of business. With agents who specialize in our unique classes, we remain closer to our insureds and underwrite a stronger account / risk profile overall. A hallmark of our success has always been tight agent relationships that generate high account retention: Commercial retention in the quarter was over 90%. High account retention allows us to selectively grow market share where we see the best pricing and profitability. Leverage ability to write on E&S and admitted paper for rate and form flexibility: Our markets continue firming, and we are seeing rate increases in our specialty markets This includes increasing rate especially Excess & Surplus lines. Maintain low limits as much as possible: vast majority of property TIV is under $1M Also, we are seeing opportunities for additional market share movement in our space Continuing to emphasize specialty business, our premium mix remains firmly dedicated to Commercial Lines with 86.7% Specialty Commercial and 13.3% Personal Lines for Q1 2022.

Commercial Lines Overview: Q1 2022 7 Commercial Lines represented roughly 87% of the premium written in Q1 2022 Sustained expansion of Michigan state premium and market share Conifer continues to write Commercial Lines in all 50 states

Personal Lines Focus: Niche Specialty Homeowners Products 8 Underwriting teams have established strong relationships with retail and wholesale specialists in low value dwelling markets Leverage ability to write on E&S and admitted paper, where possible, for rate and form flexibility Utilize technology to appropriately price our property risks Maintain competitive advantage in ease of use for agency portal and submission/bind process Cloud-based agency portal system with strong data mining and predictive outcome capabilities Maintain rate and underwriting discipline regardless of market cycles

Personal Lines Overview: Q1 2022 9 $3.2M $4.4M MILLIONS Gross Written Premium Personal Lines production was approximately 13% of total premium in Q1 2022 Growth in low-value dwelling segment with Oklahoma as largest state Q1 2022 Combined Ratio for Personal Lines: 84.5% +38.9%

Results Overview: Combined Ratio 10 112.9% 108.4% Continued focus on disciplined underwriting Overall expense ratio fell to 37.5% in Q1 2022 Commercial Lines combined ratio was 117.2% Since 2018, significant re-underwriting has taken place, eliminating poor performers and geographies Premiums in non-performing lines are now down to select core book with solid historical performance Personal Lines combined ratio of 84.5% for the first quarter of 2022 reflects a consistent trend toward profitability in the low-value dwelling line of business Elimination of wind-exposed business and focus on low-value dwelling book has borne results Expect continued growth in profitable programs in 2022 and beyond

Investment Portfolio Summary: as of March 31, 2022 11 Debt Security Portfolio Allocation Net Investment Income for Q1 2022: $507,000 Highly liquid portfolio of investment grade debt securities Total cash & investment securities of $181.0M at March 31, 2022: Average duration: 3.7 years Average tax-equivalent yield: ~1.4% Average credit quality: AA

Financial Results: Consolidated Balance Sheet as of March 31, 2022 12 Shareholders’ equity of $30.4 million – book value of $3.13 a share $1.72 per share full valuation allowance against deferred tax assets not reflected in book value Total adjusted book value of $4.85 as of quarter ended March 31, 2022

Conifer Holdings, Inc. Insurance Holding Company MI Domicile Incorporated: 10/27/2009 Organizational Overview: Corporate Structure 14

Corporate Overview: Our Companies 15 Conifer Holdings, Inc. provides niche market insurance programs through Conifer Insurance Company and White Pine Insurance Company on both an admitted and E&S basis.

Organizational Overview: Board of Directors 16

Organizational Overview: Board of Directors (continued) 17

Organizational Overview: Board of Directors (continued) 18

Organizational Overview: Executive Management 19